4Q 24 Earnings Presentation February 5, 2025 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

2024 Highlights $30 million share repurchase program $41.2 million net income $4.14 diluted EPS 6.8% net finance receivables growth Dividends of $1.20 per common share Strong execution of barbell strategy $52 million, or 33.8%, YoY growth in auto-secured loans and $73 million, or 26.2%, YoY growth in > 36% APR portfolio Repurchased 105 thousand shares of our common stock at a weighted-average price of $33.83 per share Dividend yield* of 3.5% Opened 7 new branches in 2024 to expand addressable market; revenue increased 6.7% YoY 7.8% YoY increase in originations *See appendix for glossary 13.8% operating expense ratio Consistently decreased YoY the last four years Decreased 40 basis points YoY $1.7 billion originations Net income and diluted EPS more than doubled YoY 3

4Q 24 Highlights 575,400 Customer Accounts Up 6.9% YoY $1.89 billion Net Finance Receivables Up $121 million or 6.8% YoY $476 million Origination Volume Up $68 million or 16.7% YoY 14.0% Operating Expense Ratio* Down 80 basis points YoY; prior-year period inclusive of restructuring costs, which increased the ratio 50 basis points 29.8% Interest and Fee Yield* Up 100 basis points YoY 7.7% 30+ Delinquency Rate 10.8% Net Credit Loss Rate* Down 430 basis points YoY inclusive of 320 basis points impact from the 4Q 23 loan sale 2.1% Return on Assets* $0.98 Diluted Earnings Per Share 3.5% Dividend Yield 4Q 24 $0.30 dividend per share $466 million Unused Capacity Substantial bandwidth to fund growth 79% Fixed-Rate Debt Weighted-average coupon and revolving duration of 4.1% and 1.3 years, respectively 4 *See appendix for glossary

4Q 24 Financial Highlights Net income of $9.9 million; diluted EPS of $0.98 Includes $7.7 million impact to provision for credit losses, or $6.0 million impact to net income, from sequential portfolio growth of $72.8 million Record total revenue of $154.8 million increased $13.2 million, or 9.3%, year-over-year due to increased pricing, growth in our higher-margin small loan business, improved credit performance, and a $97.6 million, or 5.6%, increase in ANR* 4Q 24 inclusive of $1.0 million release of personal property insurance reserves related to the 3Q 24 hurricanes Provision for credit losses decreased by $11.3 million, or 16.3% Higher build in our allowance for credit losses of $4.9 million year-over-year, primarily due to higher year-over-year sequential growth impact of $5.5 million Net credit losses decreased $16.2 million 4Q 23 net credit losses included $13.9 million from accelerated charge-offs resulting from a loan sale G&A expense down 0.2% year-over-year and operating expense ratio down 80 basis points 4Q 23 operating expense ratio included a 50 basis point increase related to restructuring expenses of $2.0 million Interest expense increased $2.3 million Increase due to maturing lower-cost, fixed-rate debt and funding ANR growth of $97.6 million at higher rates 5 (1) Includes $7.7 million and $2.2 million impacts to provision for credit losses, or $6.0 million and $1.7 million impacts to net income (loss), from sequential portfolio growth of $72.8 million and $20.4 million in 4Q 24 and 4Q 23, respectively *See appendix for glossary

Originations Trend Quarterly Origination Trend ($ in millions) 6 Record total originations of $475.9 million were up from $407.8 million in 4Q 23 4Q 24 branch, digital, and direct mail originations were up year-over-year by 14.8%, 34.9%, and 14.6%, respectively

Controlled Portfolio Growth and Solid Small Loan Growth Generated sequential portfolio growth of $73 million, or 4.0%, to $1.89 billion in 4Q 24 Achieved year-over-year portfolio growth of $121 million, or 6.8%, in 4Q 24 using our barbell strategy of growing our high-quality, auto-secured and higher-margin small loan portfolios Our auto-secured product portfolio grew $52 million, or 33.8% year-over-year, to 10.9% of the total portfolio, vs. 8.7% prior year ENR above 36% APR grew $73 million, or 26.2% year-over-year As of December 31, 2024, 81.5% of our portfolio carried an APR at or below 36%, down from 84.3% as of the prior-year period due to product mix shift to higher-margin small loan business ENR* at or below 36% APR and Product Mix 7 *See appendix for glossary

Record total revenue of $154.8 million grew 9.3% year-over-year in 4Q 24, including a $1.9 million benefit in 4Q 23 from the loan sale Total revenue yield increased 110 basis points year-over-year 4Q 24 includes the release of personal property insurance reserves related to 3Q 24 hurricane activity of $1.0 million, or 20 basis points 4Q 23 loan sale decreased total revenue yield by 30 basis points in the prior-year period Interest and fee yield increased by 100 basis points year-over-year due to the impact of increased pricing, growth in our small loan business, and improved credit performance Small loan yields increased by 110 basis points year-over-year, while large loan yields increased by 80 basis points year-over-year 4Q 23 loan sale decreased interest and fee yield by 20 basis points in the prior-year period Total Revenue ($ in millions) 8 Revenue and Average Net Finance Receivables Trends Average Net Finance Receivables ($ in millions) Total Revenue and Interest & Fee Yields *See appendix for glossary (1) Hurricane impact represents the favorable/(unfavorable) impact from 3Q 24 hurricane activity on total revenue yield

Recent Credit Trends 4Q 24 delinquency of 7.7% compared to 6.9% in 4Q 23 4Q 24 30+ delinquency was inclusive of estimated 20 basis point and 40 basis point negative impacts from higher-margin small loan business and the back book*, respectively 4Q 23 30+ delinquency was inclusive of a 90 basis point reduction from the loan sale 30+ days past due of $145.8 million compares favorably to the allowance for credit losses of $199.5 million as of 4Q 24 4Q 24 net credit loss rate of 10.8% decreased 430 basis points from 4Q 23 4Q 24 was inclusive of estimated 20 basis point and 60 basis point negative impacts from growth in higher-margin small loan business and the back book, respectively 4Q 23 was inclusive of 320 basis point increase related to accelerated charge-offs from the loan sale 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 9 *See appendix for glossary

Front Book 89% of Total Portfolio (1) Total 30+ DQ% was 7.7% (2) Total portfolio allowance for credit loss rate* was 10.5% *See appendix for glossary 10 Reserved at 14.1% Reserved at 10.2% 30+ DQ at 7.2% 30+ DQ at 11.9% Higher-credit-quality ENR from the front book is performing as expected and becoming a larger portion of the portfolio Front book was 89% of the total portfolio, an increase from 86% as of September 30, 2024 Front book was 84% of the 30+ delinquent loan receivables Front and back book 30+ delinquency rates were 7.2% and 11.9%, respectively; front book continues to mature Back book was 9% of the total portfolio and is expected to continue to decline in 2025 Loans from our back book represent 14% of 30+ delinquent loan receivables as of December 31, 2024 Front and back book allowance for credit losses were 87% and 13% of total allowance for credit losses, respectively Front and back book allowance for credit loss rates were 10.2% and 14.1%, respectively $1,893 $146 (1) $200 (2) Reserved at 6.9% 30+ DQ at 9.4%

Reserved For Stressed Credit Losses In 4Q 24, we increased our allowance for credit losses by $7.4 million. Portfolio growth increased the allowance $7.7 million and was partially offset by changes in estimated future impacts of weather events on credit losses. We are required to reserve for expected lifetime credit losses at origination of each loan, while the revenue benefits are recognized over the life of the loan. Allowance for Credit Losses ($ in millions) 11

Continued Focus on Operating Leverage & Tight Expense Control 4Q 24 operating expense ratio decreased 80 basis points from the prior-year period 4Q 23 included restructuring costs of $2.0 million, which increased the ratio 50 basis points 4Q 24 expenses were inclusive of 4 new branch openings during the period 4Q 24 revenue increased $13.2 million year-over-year and G&A expense decreased $0.2 million Operating Expense ($ in millions) 12 Operating Expense Ratio ($ in millions)

4Q 24 cost of funds* increased 20 basis points year-over-year due to the maturation of lower-cost, fixed-rate debt 4Q 24 cost of funds is comparable sequentially Interest Expense ($ in millions) Cost of Funds 13 *See appendix for glossary

As of December 31, 2024, total unused capacity was $466 million (subject to borrowing base)  Available liquidity of $137 million as of December 31, 2024 Fixed-rate debt represented 79% of total debt as of December 31, 2024, with WAC* of 4.1% and a weighted-average revolving duration of 1.3 years 4Q 24 securitization WAC of 5.34%, down 85 basis points from 2Q 24 securitization WAC of 6.19% Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 14 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. *See appendix for glossary

4Q 24 Results and Outlook 15 (1) Prior to discrete items, such as any tax impacts of equity compensation Key Metrics 4Q 24 Results 1Q 25 Outlook ENR Growth/(Liquidation) $72.8 million ~($0.0 - $5.0 million) ANR Growth $60.0 million ~$35.0 million Total Revenue Yield 80 basis points sequential increase ~90 basis points sequential decrease Net Credit Losses/ Net Credit Loss Rate $50.2 million ~$60.0 million / 12.7% Sequentially increases due to seasonality Reserves as % of ENR 10.5% ~10.5% G&A Expense $64.6 million ~$65.0 - $65.5 million Interest Expense $19.8 million ~$20.0 - $20.5 million Effective Tax Rate 22.3% ~24.5%(1)

Appendix 16

Higher ENR Per Branch is Driving Efficiency Branch consolidations and our new-state, lighter-footprint strategy with larger branches drove higher ENR per branch Same store* year-over-year growth rate of 6.1% in 4Q 24 vs. 1.5% in the prior-year period The less than 1 year branch cohort as of 4Q 24 consisted of branches with an average age of approximately 4 months compared to the cohort as of 4Q 23 with an average age of approximately 11 months *See glossary 17

Digital volume represented 26.1% of our total new borrower volume in 4Q 24 Large loans represented 71.5% of new borrower digitally sourced loans booked in 4Q 24 Digitally Sourced Origination Volume ($ in millions) Digitally Sourced Originations 18

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 19

Consolidated Income Statements 20

Consolidated Balance Sheets 21

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position.  As a result, the Company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 22

Non-GAAP Financial Measures (Cont’d) 23

Glossary 24 Allowance for credit loss rate – allowance for credit losses as a percentage of ending net finance receivables ANR – average net finance receivables Back book – loans originated from 4Q 21 to 3Q 22 and all delinquent renewals associated with loans originated prior to 4Q 22 Cost of funds – annualized interest expense as a percentage of average net finance receivables Debt balance – the balance for each respective debt agreement, composed of principal balance and accrued interest Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter DQ % – delinquent loans outstanding as a percentage of ending net finance receivables ENR – ending net finance receivables Front book – loans originated during or after 4Q 22 excluding delinquent renewals associated with loans originated prior to 4Q 22 Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables Loan sale impact – the unfavorable impacts of the loans sales on net credit loss rates in 4Q 22 and 4Q 23 and the estimated favorable impacts to 1Q 23 and 1Q 24 Net credit loss rate – annualized net credit losses as a percentage of average net finance receivables Operating expense ratio – annualized general and administrative expenses as a percentage of average net finance receivables Other book – loans originated prior to 4Q 21 Return on assets – annualized net income as a percentage of average total assets Return on equity – annualized net income as a percentage of average stockholders’ equity Same store – comparison of branches with a comparable branch base; the comparable branch base includes those branches open for at least 1 year Total revenue yield – annualized total revenue as a percentage of average net finance receivables WAC – weighted-average coupon